Exhibit 99.1

©2012 United States Steel Corporation

United States Steel Corporation

Forward-looking Statements

These presentations contain forward-looking statements with respect to market conditions, operating costs, shipments, prices, capital spending, and employee benefit costs and payments. Although we believe that we are experiencing a gradual economic recovery, there are signs of continued economic issues in Europe and U. S. Steel cannot control or predict the impact. Other more normal factors that could affect market conditions, costs, shipments and prices for both North American and European operations include: (a) foreign currency fluctuations and related activities; (b) global product demand, prices and mix; (c) global and company steel production levels; (d) plant operating performance; (e) natural gas, electricity, raw materials and transportation prices, usage and availability; (f) international trade developments, including court decisions, legislation and agency decisions on petitions and sunsets; (g) the impact of fixed prices in energy and raw materials contracts (many of which have terms of one year or longer) as compared to short-term contract and spot prices of steel products; (h) changes in environmental, tax, pension and other laws; (i) the terms of collective bargaining agreements; (j) employee strikes or other labor issues; and (k) U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government and its agencies, including those related to CO2 emissions, climate change and shale gas development. Economic conditions and political factors in Europe and Canada that may affect U. S. Steel Europe's and U. S. Steel Canada's results include, but are not limited to: (l) taxation (m) nationalization; (n) inflation; (o) government instability; (p) political unrest; (q) regulatory actions; and (r) quotas, tariffs, and other protectionist measures. Factors that may affect our decisions on strategic initiatives include, among other things: (s) the cost and availability of capital; (t) the anticipated cost of additional facilities (whether built or acquired); and (u) current and anticipated product demand in the automotive and shale natural gas markets and availability of alternative products for such applications. Factors that may affect our ability to construct new facilities include: (v) levels of cash flow from operations; (w) general economic conditions; (x) business conditions; (y) cost and availability of capital; (z) receipt of necessary permits; and (aa) unforeseen hazards such as contractor performance, material shortages, weather conditions, explosions or fires. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward-looking statements have been included in U. S. Steel's Annual Report on Form 10-K for the year ended December 31, 2011, and in subsequent filings for U. S. Steel.

United States Steel Corporation 2

Opening Remarks June 6, 2012 John P. Surma Chairman and Chief Executive Officer ©2012 United States Steel Corporation

North American Growth

North American production facilities

2002


Minntac
Gary
Lorain
Mon Valley
Fairfield

2012


Hibbing
Minntac / Keetac
Tilden
Great Lakes
Hamilton
Lake Erie
Gary
Lorain
McKeesport
Mon Valley
Granite City
Texas Operations
Fairfield
Bellville Operations

Steel production facilities
Tubular production facilities
Wholly owned iron ore facilities
JV iron ore facilities

United States Steel Corporation 2

Global safety performance -2005 to May 2012 U. S. Steel Safety Performance 1.57 1.10 0.98 0.90 0.91 0.88 0.84 0.90 0.00 0.50 1.00 1.50 2.00 2005 2006 2007 2008 2009 2010 2011 2012 OSHA Recordable Rate 43% Improvement 2005 to May 2012 Days Away from Work Rate 77% Improvement 2005 to May 2012 0.35 0.26 0.15 0.13 0.14 0.17 0.12 0.11 0.00 0.10 0.20 0.30 0.40 2005 2006 2007 2008 2009 2010 2011 2012 Frequency of Injuries (Per 200,000 Manhours) 3 United States Steel Corporation

4 United States Steel Corporation Global Leader in a Growing Industry Source: WSA April 2012, SRO 1950-1971 1971-1992 1992-2013 CAGR: 5.6% CAGR: 0.9% CAGR: 4.0% World steel demand (mm tonnes)

U.S. Finished Steel Demand and Net Imports Sources: AISI Annual Statistical Review A recovery in progress ‘96 –‘08 Average 5 United States Steel Corporation

United States Steel Corporation Experienced and committed leadership Proven track record across a broad range of industry and market conditions Average U. S. Steel experience of more than 22 years Average steel industry experience of more than 28 years 6 United States Steel Corporation

United States Steel Corporation Leverage our assets to competitively priced natural gas 7 United States Steel Corporation

U. S. Steel Research and Development Customer support, technical expertise and product innovation 8 United States Steel Corporation

United States Steel Corporation 9

Opening Remarks June 6, 2012 John P. Surma Chairman and Chief Executive Officer ©2012 United States Steel Corporation

©2012 United States Steel Corporation Strength & Opportunity in North American Flat-Rolled June 6, 2012 Michael S. Williams Senior Vice President North American Flat-Rolled Operations

North American Flat-Rolled Overview 2011 Trade Sales $12.4 billion USD Annual Raw Steel Capacity of 24.3 million tons Vertically Integrated -Iron Ore Mines to Automotive quality and Tin coating lines 7 Steelmaking facilities 15 directly owned or Joint Venture finishing facilities Diverse product offering servicing the flat-rolled customers’demands Q1 2012 Trade Shipments Product Mix Q1 2012 Trade Shipments by Market Segment 2 United States Steel Corporation

North American Flat-Rolled Operations Facilities

Iron Ore Pelletizing Capacity
25 million tons

Plant	*Raw Steel Capacity* (million net tons)
Gary	7.5
Mon Valley	2.9
Fairfield	2.4
Great Lakes	3.8
Granite City	2.8
Lake Erie	2.6
Hamilton	2.3
TOTAL	***24.3***



Minnesota Ore Operations
Hibbing Taconite Company
Tilden Mining Company
Worthington Specialty Processing
Baycoat
Hamilton Works
Lake Erie Works
USS-POSCO
Great Lakes Works
DESCO
Gary Works
PRO-TEC
Fairless Plant
Mon Valley Works
Granite City Works
Feralloy Processing Corporation
Double G
Fairfield Works
Acero Prime
Operations
Joint Ventures

United States Steel Corporation 3

North American Flat-Rolled: Operational Performance NAFR Quarterly Shipments (000 tons) ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 Raw Steel Production (million net tons) 17.3 15.3 16.4 16.8 19.2 11.7 18.4 18.6 % Raw Steel Utilization 89% 79% 84% 83% 79% 48% 76% 77% Annual Capacity (million net tons)* 19.4 19.4 19.4 20.2 24.3 24.3 24.3 24.3 * Includes U. S. Steel Canada raw steel capacity from date of acquisition on October 31, 2007 4 United States Steel Corporation

North American Flat-Rolled: Contract vs. Spot Mix Firm 17% Market Based Quarterly 20% Market Based Monthly 18% Spot 33% Cost Based 11% Market Based Semi-annual 1% Firm 17% Market Based Quarterly 19% Market Based Monthly 18% Spot 30% Cost Based 15% Market Based Semi-annual 1% U.S. flat-rolled import trends ** Domestic Owned Countries Include: Australia (Bluescope). Korea ( USS-Posco),Brazil (CSN Heartland) Total Flat-Rolled 2011 Total Flat-Rolled 1Q12 Sources: Department of Commerce and U. S. Steel Internal Reports 5 United States Steel Corporation

NAFTA Apparent Steel Demand Source: Worldsteel SRO April 2012 Million Metric Tons NAFTA Market 2012 NAFTA 2013 Demand to increase 6.5 million MT USA Mexico Canada Automotive Appliance Pipe & Tube Tin 6 United States Steel Corporation 2000 –2007 Average = 142.5 134.3 137.5 131.3 150.8 141.7 130.5 111.2 121.2 127.5 134.0 152.0 137.5 154.9 83.5

Sources: McKinsey, World Steel Dynamics Higher steel prices needed to cover higher raw material costs 81% 78% 61% 29% 11% 7% 22% 32% 8% 15% 17% 39% '95 '00 '05 '10 Steel Making Coking Coal Iron Ore (1) Flat steel assumed to represent 70% of the overall iron ore/met coal demand (the other 30% being long steel); HRC assumed to be 85% of flat steel; calculations based in US$ Global HRC value chain (1) profit pool split evolution since 1995 $54B $23B $125B $185B % of Total EBITDA Financial Development of Global Steel Industry Total EBITDA 7 United States Steel Corporation

Photo or graphic here (96 dpi, 4.75 in. x 7 in.) Install a new 6- meter, 84-oven coke battery, expected annual coke production capacity of 960,000 tons Project Status Construction began March 2010 Coke production scheduled to begin late 2012 Strategic Investment: Clairton C Battery Project 8 United States Steel Corporation

Photo or graphic here (96 dpi, 4.75 in. x 7 in.) Install two 250,000 tons/yr. Carbon Alloy Synthesis Process (CASP) Modules, expected to produce 500,000 tons/yr. of Cokonyx TM (blast furnace lump coke substitute) Project Status Construction began August 2010 Start-up planned 2012 Strategic Investment: Gary Works Carbon Alloy Project 9 United States Steel Corporation

Coke Rate vs. Natural Gas Injection *Assumes Coke at $450 per ton. Injection Coal at $150 per ton, Natural Gas at $4 per mmbtu, and 100 pound reduction in Coke used per ton of hot metal $15.25 Blast furnace fuel cost per ton of hot metal* Natural Gas Price NYMEX $/MMBTU 10 United States Steel Corporation

Strong growth market Strategic focus Positioned to support all NAFTA automotive OEMs on all major flat-rolled product lines North American Automotive Production and Sales Source: Wards North American Automotive Production (million units) U. S. Steel NAFR Automotive Shipments (1) (million tons) 11 United States Steel Corporation Strength and Opportunity in Automotive (1) Includes PRO-TEC sales.

500,000 tons/yr production capacity Steel Products Mild steels High Strength Steels Advanced High Strength Steels Ultra High Strength Steels (up to 1500 MPa) Generation 3 Steels (in development) Project Status Construction began March 2011 Start-up planned Q1 2013 Strategic Investment: PRO-TEC JV Continuous Annealing Line Line Building Length = 1,325 ft. (404 m) Entry, Welding Cleaning Heating, Cooling, Re-Heating Pickle, Ni-Flash, TM, TL Exit, Inspection, Oil, Recoil 12 United States Steel Corporation

North American Flat-Rolled Summary 2nd largest North American flat-rolled producer Leading producer of quality flat-rolled products Strong raw materials position and getting stronger Strategic investments to achieve balanced coke position Leveraging affordable NG to improve cost competitiveness Leading the next generation of advanced high strength steels for automotive 13 United States Steel Corporation Strength & Opportunity

©2012 United States Steel Corporation Strength & Opportunity in North American Flat-Rolled June 6, 2012 Michael S. Williams Senior Vice President North American Flat-Rolled Operations

U. S Steel and the Automotive Industry June 6, 2012 Bert Philips General Manager -Automotive ©2012 United States Steel Corporation

Caption, image or bullet points here (Arial Bold Italic, 18pt, Dark Blue) Topics •Automotive Market and Strategy •Automotive Center Overview •Steel –the Automotive material of choice •Life Cycle Assessment –Steel versus alternative materials •Advanced High Strength Steels for Automotive 2 United States Steel Corporation

3 NAFTA Production (millions of units) United States Steel Corporation Automotive Industry Industry on a path of recovery to pre-recession levels next year Light Vehicle inventory remains at historic low levels 1.5 million units of new assembly capacity announced or considered (1) (2)(1) (1) (1) (1) (1) (1) (1) (1) (2) (2) (2) Source: (1) Ward’s Automotive and (2) IHS Automotive

4 U. S. Steel Automotive Strategies Create long term strategic relationships Develop products to help our customers meet increasingly stringent safety and fuel efficiency requirements Create Value-Added opportunities Maintain steel’s position as the safe, affordable and sustainable automotive material of choice Caption, image or bullet points here (Arial Bold Italic, 18pt, Dark Blue) United States Steel Corporation U. S. Steel Automotive Center

5 U. S. Steel Automotive Center United States Steel Corporation

6 October 1953 CARS Magazine “The day of the passenger car made primarily of iron and steel is on the wane”giving ground to aluminum, magnesium and plastics. What is the automotive material of choice? United States Steel Corporation

7 October 1953 CARS Magazine “The day of the passenger car made primarily of iron and steel is on the wane”giving ground to aluminum, magnesium and plastics. 1970s–Body-on-Frame Body-Frame-Integral 1990s– Mild Steel High Strength and Bake Hard Steel 1980s–Uncoated Galvanized Rust Resistant 2000s–Mild & High Strength Advanced High Strength Steels 2010s–Advanced High Strength Steels 3 rd Generation Advanced High Strength Steel What is the automotive material of choice? United States Steel Corporation

8 Yield Strength (MPa) Elongation (%) 0 10 20 30 40 50 60 70 0 400 600 1000200 800 1200 1400 1600 1800 8 Automotive LightweightingMaterials United States Steel Corporation Light weighting is a function of: •Strength •Design Flexibility •Density Steel has the advantage in: •Strength •Design Flexibility Increasing lightweighting capability Increasing lightweightingcapability Density Increasing light- weighting capability HSLA IFP BH IS Mild IF CMn

9 Yield Strength (MPa) Elongation (%) 0 10 20 30 40 50 60 70 0 400 600 1000200 800 1200 1400 1600 1800 9 Automotive LightweightingMaterials United States Steel Corporation Light weighting is a function of: •Strength •Design Flexibility •Density Steel has the advantage in: •Strength •Design Flexibility Increasing lightweighting capability Increasing lightweightingcapability Density Increasing light- weighting capability HSLA IFP BH IS Mild IF CMn DUAL - TEN ® MULTI - TEN ™ TRIP - TEN ® MART-TEN™ PHS-TEN™ USS SAFETY STEEL ®

10 Yield Strength (MPa) Elongation (%) 0 10 20 30 40 50 60 70 0 400 600 1000200 800 1200 1400 1600 1800 10 Automotive LightweightingMaterials United States Steel Corporation Light weighting is a function of: •Strength •Design Flexibility •Density Steel has the advantage in: •Strength •Design Flexibility Increasing lightweighting capability Increasing lightweightingcapability Density Increasing light- weighting capability HSLA IFP BH IS Mild IF CMn DUAL - TEN ® MULTI - TEN ™ TRIP - TEN ® MART-TEN™ PHS-TEN™ USS SAFETY STEEL ®

11 Yield Strength (MPa) Elongation (%) 0 10 20 30 40 50 60 70 0 400 600 1000200 800 1200 1400 1600 1800 11 Automotive LightweightingMaterials United States Steel Corporation Light weighting is a function of: •Strength •Design Flexibility •Density Steel has the advantage in: •Strength •Design Flexibility Increasing lightweighting capability Increasing lightweightingcapability Density Increasing light- weighting capability Magnesium Aluminum HSLA IFP BH IS Mild IF CMn DUAL - TEN ® MULTI - TEN ™ TRIP - TEN ® MART-TEN™ PHS-TEN™ USS SAFETY STEEL ®

12 Yield Strength (MPa) Elongation (%) 0 10 20 30 40 50 60 70 0 400 600 1000200 800 1200 1400 1600 1800 12 Automotive LightweightingMaterials United States Steel Corporation Light weighting is a function of: •Strength •Design Flexibility •Density Steel has the advantage in: •Strength •Design Flexibility Increasing lightweighting capability Increasing lightweightingcapability Density Increasing light- weighting capability Magnesium Aluminum HSLA IFP BH IS Mild IF CMn Steel Aluminum = 1/3 steel Magnesium= 1/4 steel DUAL - TEN ® MULTI - TEN ™ TRIP - TEN ® MART-TEN™ PHS-TEN™ USS SAFETY STEEL ®

13 Source: Ducker Worldwide Forecast for Advanced High Strength Steel Fastest growing automotive material for the last decade and will continue to be for the next decade Average AHSS content In new models: 2007 = 8.4% 2009 = 13.4% 2010 = 16.1% Growth of AHSS 12 81 108 148 450 2000 2005 2007 2009 2020 Average Pounds per Vehicle United States Steel Corporation

1414 Automotive LightweightingMaterials Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) a2mac1 (database) ULSAB-AVC Ref. ULSAB-AVC FSV Aluminum Source – Auto/Steel Partnership - WorldAutoSteel - U. S. Steel internal analysis Body Structure Mass Lightweight design studies have demonstrated the enhanced mass reduction capability of the new steel grades Closing the mass gap with alternative material production vehicles. Glossary Steel LightweightingPrograms ULSAB-AVC -Ultra-Light Steel Auto- Body-Advanced Vehicle Concept FSV -Future Steel Vehicle Competing materials Aluminum -Current Production Aluminum body Structures United States Steel Corporation

1515 Automotive LightweightingMaterials Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) a2mac1 (database) ULSAB-AVC Ref. ULSAB-AVC FSV Aluminum Source – Auto/Steel Partnership - WorldAutoSteel - U. S. Steel internal analysis 1998 ULSAB_AVC Reference Vehicle 2002 ULSAB-AVC Body Structure Mass Lightweight design studies have demonstrated the enhanced mass reduction capability of the new steel grades Closing the mass gap with alternative material production vehicles. Glossary Steel LightweightingPrograms ULSAB-AVC -Ultra-Light Steel Auto- Body-Advanced Vehicle Concept FSV -Future Steel Vehicle Competing materials Aluminum -Current Production Aluminum body Structures United States Steel Corporation

1616 Automotive LightweightingMaterials Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) a2mac1 (database) ULSAB-AVC Ref. ULSAB-AVC FSV Aluminum Source – Auto/Steel Partnership - WorldAutoSteel - U. S. Steel internal analysis 1998 ULSAB_AVC Reference Vehicle 2002 ULSAB-AVC 2011 2011 FSV FSV Body Structure Mass Lightweight design studies have demonstrated the enhanced mass reduction capability of the new steel grades Closing the mass gap with alternative material production vehicles. Glossary Steel LightweightingPrograms ULSAB-AVC -Ultra-Light Steel Auto- Body-Advanced Vehicle Concept FSV -Future Steel Vehicle Competing materials Aluminum -Current Production Aluminum body Structures United States Steel Corporation

1717 Automotive LightweightingMaterials Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) Body Structure Mass (Actual vs. Regression Analysis Prediction) 100 150 200 250 300 350 400 200 250 300 350 400 Body Structure Mass (Regression Analysis Prediction) Body Structure Mass (Actual) a2mac1 (database) ULSAB-AVC Ref. ULSAB-AVC FSV Aluminum Source – Auto/Steel Partnership - WorldAutoSteel - U. S. Steel internal analysis 1998 ULSAB_AVC Reference Vehicle 2002 ULSAB-AVC 2011 2011 FSV FSV Body Structure Mass Lightweight design studies have demonstrated the enhanced mass reduction capability of the new steel grades Closing the mass gap with alternative material production vehicles. Glossary Steel LightweightingPrograms ULSAB-AVC -Ultra-Light Steel Auto- Body-Advanced Vehicle Concept FSV -Future Steel Vehicle Competing materials Aluminum -Current Production Aluminum body Structures United States Steel Corporation

1818 Life Cycle Assessment Source: Argonne National Lab, GREET The Vehicle Carbon Footprint The environmental performance of a vehicle is currently measured by fuel economy and tailpipe emissions A more meaningful metric is the vehicle carbon footprint, which includes all phases of a vehicle’s life United States Steel Corporation

1919 Life Cycle Assessment Source: Argonne National Lab, GREET The Vehicle Carbon Footprint The environmental performance of a vehicle is currently measured by fuel economy and tailpipe emissions A more meaningful metric is the vehicle carbon footprint, which includes all phases of a vehicle’s life United States Steel Corporation

2020 Life Cycle Assessment Source: Argonne National Lab, GREET The Vehicle Carbon Footprint The environmental performance of a vehicle is currently measured by fuel economy and tailpipe emissions A more meaningful metric is the vehicle carbon footprint, which includes all phases of a vehicle’s life United States Steel Corporation

Life Cycle Assessment

Material Production

Greenhouse Gas (GHG) Emissions

Under a life cycle criteria steel has a significant advantage over competing materials

CO_2e represents CO_2 emissions or the equivalent emissions of other Greenhouse Gases


GHG from Production
(in Lbs CO2e / Lbs of material)
Steel
2.0 – 2.5
Aluminum
11.2 – 12.6
Magnesium
18 – 45
Carbon Fiber
21 – 23
Current Average
GHG Emissions
Primary Production

Footnotes:
- All steel and aluminum grades included in ranges.
- Difference between AHSS and conventional steels less than 5%.
- Aluminum data - global for ingots; European only for process from ingot to final products .

Source: WorldAutoSteel

United States Steel Corporation 21

22 Comprehensive Strategy United States Steel Corporation

23 Closures Hot-dip Coated Comprehensive Strategy United States Steel Corporation

24 Body Structure Hot-dip Coated High Strength & Advanced High Strength Comprehensive Strategy United States Steel Corporation

25 Body Structure Cold-roll CA High Strength & Advanced High Strength Comprehensive Strategy United States Steel Corporation

26 Seat Structure Cold-roll CA High Strength & Advanced High Strength Comprehensive Strategy United States Steel Corporation

27 Comprehensive Strategy United States Steel Corporation

U. S Steel and the Automotive Industry June 6, 2012 Bert Philips General Manager -Automotive ©2012 United States Steel Corporation

Growing with the Automotive Industry June 6, 2012 Bryan P. Vaughn President -PRO-TEC Coating Company ©2012 United States Steel Corporation

2 PRO-TEC Coating Company • Leipsic, Ohio • 1,000,000-ton capacity • to meet corrosion-resistant steel demand Joint venture between U. S. Steel and Kobe Steel formed in 1990

3 Substrate suppliers: Strategic Location Major automotive plants •Gary Works •Mon Valley Works •Great Lakes Works •U. S. Steel Canada PRO-TEC For both suppliers and customers

4 A Focus on Safety Crumple Zones (engine compartment, trunk) deform to absorb energy and control magnitude of deceleration Safety Cage (passenger compartment) resists deformation to prevent intrusion

6 A Focus on Safety

7 mpg Rising Fuel Economy Requirements Lighter parts with increased strength result in safer and lighter vehicles

8 Metallurgy of Advanced High Strength Steel (AHSS) Flexible product line -important to customers

9 Continuous Annealing Process Heating, Cooling, Re-heating Highly sophisticated from substrate to end product

10 Construction of the Continuous Annealing Line

11 Our Culture

Growing with the Automotive Industry June 6, 2012 Bryan P. Vaughn President -PRO-TEC Coating Company ©2012 United States Steel Corporation

Tubular Focused June 6, 2012 Douglas R. Matthews Senior Vice President -Tubular Operations ©2012 United States Steel Corporation

•Dynamic U. S. Energy Market •Strengthening Customer Relationships •Well positioned to support the North American energy market •Full Range Product Capability •Advancing Tubular Technology U. S. Steel Tubular Products Overview 2 United States Steel Corporation

U. S. Steel Tubular Products Largest Integrated North American Tubular Producer – Substantial raw material self-sufficiency – 2.8 million net tons of raw tube capacity Domestic Capabilities – Seamless Products • 1.9”to 26”Outside Diameter and 0.140”to 2.312”wall thickness – Welded Products • 1.088”to 20”Outside Diameter and 0.125”to 0.670”wall thickness Products & Services Aligned with Market Needs – Oil Country Tubular Goods (OCTG) and Standard & Line Pipe – Proprietary premium and semi-premium connections – Rig Site Services – Coupling production and threading – Threading, inspection, and accessories Providing Solutions to the Energy Industry for over a Century 3 United States Steel Corporation

1” 5” 10” 15” 20” 26” Texas Operations #2 Bellville Lorain #4 Fairfield McKeesport ERW Seamless >90% of Total U.S. OCTG Demand falls within these sizes. Product Size Range Lorain #3 Texas Operations #1 Source: internal 4 United States Steel Corporation

From the Iron Ore Range to the Well… 5 United States Steel Corporation

Hamilton Works Mon Valley Works Granite City Works Minnesota Ore Operations Gary Works Great Lakes Works Lake Erie Works U. S. Steel Facilities Fairfield Works North American Operations 6 United States Steel Corporation

North American Operations




Tubular Production Facilities
U. S. Steel Facilities
Minnesota Ore Operations
Hamilton Works
Lake Erie Works
Great Lakes Works
Lorain Tubular Products
Gary Works
McKeesport Tubular Products
Mon Valley Works
Granite City Works
Fairfield Works
Fairfield Tubular Products
Texas Operations Division
Bellville Operations Division

United States Steel Corporation 7

Tubular Production Facilities Hamilton Works Mon Valley Works Granite City Works Minnesota Ore Operations Gary Works Great Lakes Works Lake Erie Works U. S. Steel Facilities Fairfield Works North American Operations 8 United States Steel Corporation Wheeling Machine Products Tubular Processing Services Division Tubular Threading and Inspection Services Division Tubular Finishing Facilities Wheeling Machine Products Texas Operations Division Bellville Operations Division McKeesport Tubular Products Fairfield Tubular Products Lorain Tubular Products

Tubular Production Facilities Hamilton Works Mon Valley Works Granite City Works Minnesota Ore Operations Gary Works Great Lakes Works Lake Erie Works U. S. Steel Facilities Fairfield Works Wheeling Machine Products Tubular Finishing Facilities Wheeling Machine Products Texas Operations Division Bellville Operations Division McKeesport Tubular Products Fairfield Tubular Products Lorain Tubular Products North American Operations 9 United States Steel Corporation Calgary Sales Office Denver Sales Office Dallas Sales Office Houston Sales Office Tubular Sales/Marketing Tubular Processing Services Division Tubular Threading and Inspection Services Division

0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2007 2008 2009 2010 2011 2012 F OCTG Welded Line Seamless Standard & Line Global OCTG Demand by Region Based on % 2011 Tons U.S. Consumption Source: Preston Pipe and Tube –OCTG Consumption / S&L Shipments Spears and Associates –Worldwide OCTG Demand Report October 2011 *U.S. includes Gulf of Mexico Energy Tubular Market Consumption Tons ‘000 10 United States Steel Corporation

0 500 1,000 1,500 2,000 2,500 Q1 08 Q1 09 Q1 10 Q1 11 Q1 12 Oil Gas •Development of domestic energy reserves •Economical shale extraction •Increasing activity in the Gulf of Mexico USA Quarterly Rig Count Source: Baker Hughes Increase in U.S. Rig Count Drives OCTG Demand 11 United States Steel Corporation

Source: Baker Hughes Highest Since Tracking Began 5/18/12 –1,193 Rig Count Changes by Well Type Vertical Horizontal Directional 26% 59% Impact of Shale Resource on Well Type 12 United States Steel Corporation

USSTP Quarterly Shipments and Proceeds $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 200 250 300 350 400 450 500 550 1Q 10 1Q 11 1Q 12 Shipments Price/Ton Tons ‘000 Price/To n Record Shipments 13 United States Steel Corporation

Program Versus Spot Mix for twelve months ended March 31, 2012 0 50 100 150 200 250 1Q 10 1Q 11 1Q 12 USSTP Program Shipments Tons ‘000 *Program Customers: Strategic, Contract Related Relationships 14 United States Steel Corporation

Alloy/Heat-Treat Grades Premium Connections Technical Support Technology and Product Development Multiple Sizes/Grades in Casing String Supply Chain Flexibility (changes in string design) Challenging Requirements for Unconventional Drilling Short Radius / Kick-off Longer Laterals Extreme Torques, Compression, Tension High Frac Pressures Multiple Fracs (Cyclic Loading) Tighter Tolerances Increased Regulatory Demands ImpactsChallenges 15 United States Steel Corporation

Facility and Product Capability Improvement Projects Location Fairfield Tubular Operations Fairfield, Alabama Improvements New Heat-Treat Quench Unit, Cooling Tower & Filtration System, Improved Cycle Times and Threading Capacity 16 United States Steel Corporation

Facility and Product Capability Improvement Projects Location Texas Operations Division Lone Star, Texas Improvements Heat-Treat Upgrades, In-line Straightener Installations, Threading Capacity and In-line Inspection Capability 17 United States Steel Corporation

Facility and Product Capability Improvement Projects Location Lorain Tubular Operations Lorain, Ohio Improvements New Heat-Treat and Finishing Facility, Threading Capacity 18 United States Steel Corporation

0 300 600 900 1,200 0% 50% 100% 150% 200% 1Q 10 1Q 11 1Q 12 Premium Shipments Horizontal Rig Count Horizontal Rig Count USSTP Premium Shipments Premium Shipments Up 75% versus Q1 2010 Source: Baker Hughes 19 United States Steel Corporation 1Q 2010 = 100%

Tubular Focused June 6, 2012 Douglas R. Matthews Senior Vice President -Tubular Operations ©2012 United States Steel Corporation

Customer Driven June 6, 2012 David L. Britten Vice President Tubular Technology & Business Development ©2012 United States Steel Corporation

Investing in New Tubular Technology 2 United States Steel Corporation

Customer in Focus 3 Customer in Focus Technical Support Manufacturing Field Services Supply Chain Management United States Steel Corporation

Field Services Manufacturing Supply Chain Management Technical Support Customer in Focus –Technical Support 4 Customer in Focus Education/Training Materials Selection Technical Information Product Development United States Steel Corporation

Field Services Manufacturing Supply Chain Management Technical Support Customer in Focus –Supply Chain Management 5 Yard Storage Inspections Logistics Rig Returns Customer in Focus United States Steel Corporation

Field Services Manufacturing Supply Chain Management Technical Support Customer in Focus -Manufacturing 6 Marker Joints Accessories Licensee Network Premium Connections Customer in Focus United States Steel Corporation

Field Services Manufacturing Supply Chain Management Technical Support Customer in Focus –Field Services Rig Services Training Customer in Focus 7 United States Steel Corporation

Proprietary Connection Technology USS-CDC TM USS-CDC HTQ TM USS-PATRIOT TC TM 8 United States Steel Corporation

Offshore Capabilities •New regulations driving complexity •Increased volume of tubulars •Specialty items to meet clearance, collapse, strength and toughness needs 9 United States Steel Corporation

Innovative Technologies • Process • Product • New Technologies – Low Plasticity Burnishing (LPB ® ) 10 Numerical model of LPB ® ball on steel LPB ® treatment of Coupling LPB ® is a patented process and a registered trademark of Lambda Technologies United States Steel Corporation

Innovation & Technology Center 11 United States Steel Corporation

Favorable U.S. Energy Market Strong Customer Relationships and Growing Stronger North America’s Largest Vertically Integrated Producer of Energy Tubular Products North America’s Most Extensive Product Capability Advancing Tubular Technology Key Takeaways … Tubular Focused –Customer Driven 12 United States Steel Corporation

Customer Driven June 6, 2012 David L. Britten Vice President Tubular Technology & Business Development ©2012 United States Steel Corporation

Central Europe –A Value-added Strategy June 6, 2012 George F. Babcoke Senior Vice President Europe & Global Operations Services ©2012 United States Steel Corporation

2 U. S. Steel Košice Slovak Republic Capacity: 5.0 MNT U. S. Steel Košice United States Steel Košice: Acquiredin 2000 Located in Central Europe Regional Market Advantages: Good access to V4 countries: Czech Republic Hungary Poland Slovakia Competitive conversion costs 2 United States Steel Corporation

U. S. Steel Košice Market and Cost Driven Investments 2002Vacuum Degasser 2003 Tin Plate Facilities Expansion 2004Third Dynamo Line 2004-2005 Cold Mill Upgrades 2007 Third Galvanizing Line –Automotive Quality 2011Completed Pulverized Coal Injection Blast Furnaces 1, 2, and 3 Environmental Investments 2002-2004 Sinter Plant De-dusting System 2000-2006 Steel Shop De-dusting, #1 Steel Shop Gas Capture System 2000-2008 Hazardous Landfill, Non Hazardous Landfill 2000-2010 Isolation of Coke Oven Gas (COG) Venting, COG Coke Batteries #1, 3, COG Desulphurization 3 United States Steel Corporation

U. S. Steel Košice: Product Capability Largest Integrated Flat-Rolled Producer in Central Europe Flat SteelCapacity:5 MNT Pipes Cold Rolling Mill Radiators Dynamo Hot Dip Galvanizing Color Coating Tin Mill HotRolling Mill 4 United States Steel Corporation

Production Capacity U. S. Steel Košice: Operations Facility Products Capacity NT / year Coke Batteries (2 Batteries) coke 2.1 mil. Sinter Plant (4 Strands) sinter 4.0 mil. BlastFurnaces (3 Furnaces) hot metal 5.0 mil. Steel Shop(4 BOF,1 Vacuum Degasser) steel 5.4 mil. Hot Strip Mill (1 line) hot rolled coils 4.8 mil. Pickling Lines (2 lines) pickled hot rolled coils 2.5 mil. Cold Rolling Mill cold rolled coils 2.4 mil. Hot Dip Galvanizing Lines (3 lines) galvanized coils 794 thous. Color Coating Line (1 line) color coated coils 116 thous. Dynamo Lines (3 lines) fully processed coils 276 thous. Continuous Annealing Lines (2 lines) fully processed coils 419 thous. Electrolytic Tinning Lines (2 lines) fully processed coils 397 thous. Radiator Plant (2 welding lines) radiators 5.0 mil. m 2 Pipe Plant (2 spiral welding lines) spiral welded pipes 110 thous. 5 United States Steel Corporation

Raw Steel Capacity Utilization: USSK vs EU27 Source: WSA ** U. S. Steel Košice * Total capacity less permanently idled capacity ** EU27 Capacity UtilizationQ1 2012: January-February average 6 United States Steel Corporation

USD Millions U. S. Steel Košice: Income from Operations 7 United States Steel Corporation

• Poland and the Czech Republic drive V4 finishedsteel consumption • Two-speed economy development inside of the EU – Central European growth rate outperforms Western Europe Central Europe is our Home Market EU Economy & Steel Market V4 is Poland, Czech Republic, Slovakia, and Hungary *Finished Steel: Flat-Rolled Products, Long Products, Tubes Source: WSA Apparent Finished Steel* Consumption in MNT U. S. Steel Košice EU27 V4 8 United States Steel Corporation

What Our Steel Is Used For U. S. Steel Košice Products Automotive Tubes Appliance Machinery Packaging Construction Radiators Other 9 United States Steel Corporation

Total European Production(including Balkan, CIS,and Turkey) 2011: 18.8 mil. units 2014: 20.3 mil. units Certifications & Awards: ISO 9001 & TS 16949 VW Group Supplier Award (2009) Ford Q1 Certificate (2010) Source : J.D.Power European Automotive Industry –Production (mil. units) U. S. Steel Košice 10 United States Steel Corporation

Source : J.D.Power Automotive Production in Central Europe –V4 2003 vs 2017 Car Production Increase: + 2 million cars U. S. Steel Košice Suzuki Hyundai GM/Opel Ford/Fiat koda VW Kia PSA Toyota PSA VW VW Poland Czech Republic Slovakia Hungary 11 United States Steel Corporation

Hot Dipped Galvanizing Line #3 U. S. Steel Košice QuarterlyProduction at Start Up Annual Production ´000 NT ´000 NT 12 United States Steel Corporation

Packaging Sector –Central Europe U. S. Steel Košice USSK Shipments to Packaging Sector Poland Czech Republic Slovakia Hungary 13 United States Steel Corporation

Construction Growth Western and Central Europe Source: Goldman Sachs U. S. Steel Košice • Construction remains one of the most important steel using sectors in Europe • V4 construction activity is expected to continue to outpace Western Europe • Poland drives Central European construction growth Central Europe +2%* Western Europe -2.7%* * Growth rates for construction in 2012 Poland Czech Republic Slovakia Hungary 14 United States Steel Corporation

Appliance Sector –Central Europe U. S. Steel Košice Poland Slovakia Hungary • Appliance demand in Central Europe is growing in line with the economy and living standards • Major appliance producers are migrating, or have migrated, production to lower cost Central European countries Czech Republic 15 United States Steel Corporation

Value Added (Cold Rolled, Galvanized, Electrical, Prepainted, Tinplate, Tubes) Non Value Added (Hot Rolled, Non-Prime) Value Added Shipments U. S. Steel Košice: Commercial Strategy * Target 16 United States Steel Corporation

Expand our Position in V4 Region Growth Of Contract Business U. S. Steel Košice: Commercial Strategy % of Shipments * Target 17 United States Steel Corporation

Strengths • Geographical position in the V4 • Established customer portfolio located in Central Europe • Competitive conversion costs • V4 economic growth strongest in Europe • Company size (flexibility) • Approximately 85% self sufficient on coke Opportunities • Rising V4 steel demand in all products • Increase shipments to key steel using domestic sectors: automotive, appliance and construction • Displace Western European imports into the V4 across all products • Realize full impact of commercial transformation U. S. Steel Košice: Competitive Position 18 United States Steel Corporation

©2012 United States Steel Corporation Central Europe –A Value-added Strategy June 6, 2012 George F. Babcoke Senior Vice President Europe & Global Operations Services

©2012 United States Steel Corporation Steelmaking Cost Optimization June 6, 2012 David H. Lohr Senior Vice President -Strategic Planning, Business Services & Administration

2 Strength & Opportunity in North America Substantial financial and operating leverage to an economic recovery Improved North American steelmaking cost position at higher utilization levels with the completion of Clairton C Battery & Gary Carbonyx modules Opportunity to enhance shareholder value by expanding pellet making capability to leverage our current steelmaking assets Further enhance returns from favorable U.S. natural gas environment U. S. Steel positioned for significant value creation in a recovering market United States Steel Corporation Steelmaking Cost Optimization

3 United States Steel Corporation Enduring Patterns of Steel Use Source: AISI ASR Table 1A United States: Annual Apparent Steel Use

4 U. S. Steel North America Pellet Balance Annual Pellet Requirements approximately 28 million tons Annual Pellet Supply approximately 25 million tons Includes pellets from Minntac, Keetac and equity investments Potential expansion of Keetac by 3.6 million tons Balances supply and requirements Could provide pellets for other uses United States Steel Corporation Strong Resource Position and Keetac Expansion Opportunity

Source: World Steel Dynamics April 2012 SteelFinished Tons Per Capita in USA Keetac Expansion 5 United States Steel Corporation U. S. Steel NAFR Avg. Cumulative Capacity in metric tons HRB Marginal Cost % of U. S. Steel NAFR Average Russia India Brazil USA China Japan W. Europe USA EAF Favorable cost position as market recovers Sources: United Nations, AISI, Worldsteel

Global 2012 Pellet Cost Curve 6 United States Steel Corporation Keetac Pellet Cash Cost Less than $50/nt (83.61 cent/dmtu) Source: Global 2012 Cost Curve (Site Cost) –CRU Keetac Pellet Cash Cost –U. S. Steel

7 Basic Oxygen Furnace Purchased Scrap Replacement •At 90% capacity, U. S. Steel will require slightly more than 3 MM tons/year of purchased scrap Supplement Blast Furnace Production •DRI is metallized so no reduction reaction is required, only heat •Adding to BF burden can greatly increase furnace output when additional volume is cost justified Sources: U. S. Steel Internal Analysis Direct Reduction Iron (DRI) Uses United States Steel Corporation

8 Sources: U. S. Steel Internal Analysis DRI Uses United States Steel Corporation Electric Arc Furnace Liquid Steel Cost Advantage: DRI vs. Scrap

$250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $200 $250 $300 $350 $400 $450 $500 $550 $600 Liquid Steel $/NT No. 1 Busheling $/Net Ton 1 99 United States Steel Corporation Alternative Steelmaking Options * -Assumes market-based cost inputs of $150/ton pellets, $350/ton coke, $4/MMBTU natural gas, $50/MKWH electrical power except as noted. Owned pellet cost assumes average delivered cost to steel plant. Leverage our North American iron ore position in a low-cost natural gas environment cost savings –gas vs. coal Electric Arc Furnace –100% Busheling * Electric Arc Furnace –80% Hot Direct Reduced Iron, 20% Busheling * Blast Furnace / Basic Oxygen Furnace, with 25% Busheling * Electric Arc Furnace –80% Hot Direct Reduced Iron, 20% Busheling -w/ USS $65/ton pellets BF/BOF USS $65/ton Pellet Sources: U. S. Steel Internal Analysis Theoretical Liquid Steel Cost – Blast Furnace versus Electric Arc Furnace 2 3 4 5

10 Steelmaking Cost Optimization Future Steelmaking Process Opportunities United States Steel Corporation Source: AISI

©2012 United States Steel Corporation Steelmaking Cost Optimization June 6, 2012 David H. Lohr Senior Vice President -Strategic Planning, Business Services & Administration

Disciplined Capital Allocation June 6, 2012 John J. Quaid Vice President & Treasurer ©2012 United States Steel Corporation

2 Maintain strong liquidity position Total Adjusted Liquidity $2.2 billion at March 31, 2012 (pro forma for redemption of 2013 Senior Notes) Minimal near term debt maturities Only $15 million of maturities in 2012 and 2013 Manageable legacy obligations Closed pension plans to new entrants Voluntary contributions Capital spending Strategic projects to improve costs, expand product offerings, and streamline business processes Caption, image or bullet points here (Arial Bold Italic, 18pt, Dark Blue) United States Steel Corporation Disciplined Capital Allocation Balanced Approach

3 Maintain Strong Liquidity Liquidity above historical averages United States Steel Corporation $ in millions $2,091 average liquidity $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/0312/31/0412/31/0512/31/0612/31/0712/31/0812/31/0912/31/10 12/31/2011 3/31/2012* Cash Cash Used for Debt Redemption Credit Facilities *$324 million in cash used in April 2012 for redemption of 2013 Senior Notes

4 0 500 1,000 1,500 2,000 2,500 Liquidity 2012 2013 2014 2015 2016 2017 2018 2019 2020 2022 2024 & Thereafter Senior Notes Senior Convertible Notes Province Note Tax Exempt Bonds All other debt 2013 Senior Notes Adjusted Liquidity Cash Held for Debt Redemption Minimal Near Term Debt Maturities Liquidity and Debt Maturity Profile as of March 31, 2012 United States Steel Corporation $ Millions $400 million of 7.50% Senior Notes due 2022 issued in March 2012 $324 million of net proceeds used in April to redeem 2013 SeniorNotes

5 Defined benefit plans closed to new entrants U.S. plans closed in 2003 All Canadian plans closed by the end of 2011 Voluntary contributions to main U.S. plan $140 million in first quarter of 2012 $1.5 billion since 2003 Help mitigate risk of potentially larger mandatory contributions Long term investment approach Diversified portfolio structured to help close the funding gap over the business cycle Legislative reform efforts Focused on funding stability Caption, image or bullet points here (Arial Bold Italic, 18pt, Dark Blue) United States Steel Corporation Pension Risk Management Strategy Manageable Pension Obligations

6 United States Steel Corporation Defined Contribution Defined Benefit Multi Employer North America Employees –plan participation Defined benefit plans closed to new entrants -over time more employees covered by defined contribution and multiemployer plans Over 50% of U.S. represented employees covered by multiemployer plan -fixed dollar contribution of $2.65 for each hour worked 43% 41% 16% Defined Benefit Defined Contribution Multi Employer 67% 26% 7% December 2011 December 2003 Manageable Pension Obligations

7 United States Steel Corporation North America Pensioners –as of year end 80% of defined benefit plan participants Decline of over 20% since year end 2000 Manageable Pension Obligations in thousands 94.3 74.3 U. S. Steel Canada and Lone Star Technologies acquired in 2007

8 United States Steel Corporation Pension Protection Act of 2006 Normal costs* + Shortfall amortization (over 7 years) = Minimum Funding Requirement Credit balances can be used to offset funding requirements Discount rate based on Treasury-issued high quality corporate bond yield curve Legislative reform efforts Relief from abnormally low interest rates Extend period for shortfall amortization for well funded plans 8 Overview of U.S. funding regulations and reform efforts Manageable Pension Obligations * Represents benefit costs accruing for one additional year of service plus annual administrative costs

9 Capital Projects Focused on long-term strategic projects United States Steel Corporation Gary Works Carbonyx Lorain #6 Heat Treat & Finishing Facility Clairton C Battery PRO-TEC joint venture Continuous Annealing Line Improve carbon cost position Expand product offerings in growing markets

Disciplined Capital Allocation June 6, 2012 John J. Quaid Vice President & Treasurer ©2012 United States Steel Corporation

Improved Financial Performance June 6, 2012 Gretchen R. Haggerty Executive Vice President & Chief Financial Officer ©2012 United States Steel Corporation

11 United States Steel Corporation Substantial operating leverage to economic recovery Net Sales $0 $5,000 $10,000 $15,000 $20,000 2009 2010 2011 Income from Operations ($2,000) ($1,500) ($1,000) ($500) $0 $500 2009 2010 2011 Net Income (Loss) ($1,500) ($1,000) ($500) $0 $500 2009 2010 2011 Financial Performance 2009 to 2011 -$ millions Cash from Operations ($500) ($250) $0 $250 $500 2009 2010 2011 All figures Pro Forma for the sale of U. S. Steel Serbia

12 United States Steel Corporation Substantial operating leverage to economic recovery Reportable Segment Operating Results –2011 vs. 2010 ($261) $469 $353 $316 $283 $875 $136 $44 $55 $46 ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 $600 $700 2010 2011 $ Millions Flat-rolled U. S. Steel Europe - Pro forma for sale of U. S. Steel Serbia Tubular Other Businesses Total Reportable Segments and Other Businesses - Pro forma for sale of U. S. Steel Serbia Flat-rolled income from operations improved by $730 million, or $47 per ton USSE reflects positive results in challenging European market

13 United States Steel Corporation Substantial operating leverage to economic recovery First Quarter 2012 reportable segment operating income of $295 million, or $52 per ton First Quarter 2012 revenue of $5.2 billion, on shipments of 5.7 million tons ($ millions) 1Q 2011 1Q 2012 Reported net income ($86) ($219) Loss on sale of assets - 341 Property tax settlement - (12) FX (gain) / loss (81) - Adjusted net income ($167) $110 ($ per share) Reported EPS ($0.60) ($1.52) Loss on sale of assets - 2.37 Property tax settlement - (0.08) Dilutive effect of convertible notes (0.10) FX (gain) / loss per share (0.56) - Adjusted diluted EPS ($1.16) $0.67 Reconciliation of reported and adjusted net income and EPS Adjusted First Quarter 2012 Results

14 United States Steel Corporation Strength & Opportunity Global leader in a growing industry Balanced business mix with strong market share in value- added products Leading presence in North American energy market Strong raw materials position and getting stronger Well positioned to serve growing Central European value added steel market Disciplined financial management Substantial financial and operating leverage to economic recovery United States Steel Corporation

Improved Financial Performance June 6, 2012 Gretchen R. Haggerty Executive Vice President & Chief Financial Officer ©2012 United States Steel Corporation